UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)

                                    --------


                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (877) 446-3863

                    Date of fiscal year end: October 31, 2008

                    Date of reporting period: April 30, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.

(TS&W LOGO)
THOMPSON, SIEGEL & WALMSLEY LLC
INVESTMENT MAMGEMENT

                              THE TS&W PORTFOLIOS
                        THE ADVISORS' INNER CIRCLE FUND

SEMI-ANNUAL REPORT                                                APRIL 30, 2008

-    TS&W EQUITY PORTFOLIO

-    TS&W FIXED INCOME PORTFOLIO

-    TS&W INTERNATIONAL EQUITY PORTFOLIO

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS
                                                                  APRIL 30, 2008

                               TABLE OF CONTENTS

Shareholder Letter .......................................................     1
Schedules of Investments
   Equity Portfolio ......................................................     7
   Fixed Income Portfolio ................................................    11
   International Equity Portfolio ........................................    18
Statements of Assets and Liabilities .....................................    24
Statements of Operations .................................................    25
Statements of Changes in Net Assets
   Equity Portfolio ......................................................    26
   Fixed Income Portfolio ................................................    27
   International Equity Portfolio ........................................    28
Financial Highlights
   Equity Portfolio ......................................................    29
   Fixed Income Portfolio ................................................    30
   International Equity Portfolio ........................................    31
Notes to Financial Statements ............................................    32
Disclosure of Portfolio Expenses .........................................    43
Board Considerations in Re-Approving the Advisory Agreement ..............    45

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Portfolios' Forms N-Q are available on the Commission's website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors' Inner Circle Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-4TSW-FUN; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

April 30, 2008

Dear Shareholders:

We are pleased to provide you with our semi-annual report for the period ended April 30, 2008 on the TS&W Portfolios managed by Thompson, Siegel & Walmsley LLC (TS&W).

On April 30, 2008 the Equity Portfolio's value was $53,879,026, the Fixed Income Portfolio's value was $50,268,945 and the International Equity Portfolio's value was $86,724,125.

Participants in these Portfolios include the TS&W retirement plan, TS&W investment advisory clients, and others seeking investment management direction from TS&W. We encourage our clients to pursue a balanced investment approach, and where appropriate utilize a combination of these Portfolios to achieve their specific investment objectives.

The equity investment process employed by TS&W uses a combination of quantitative and qualitative methods and is based on a four-factor screening model. The first two factors of the model attempt to assess a company's attractiveness based on cash flows relative to other stocks and as compared to sector and industry peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves examining the company's recent price action. TS&W generally limits its universe to companies with a minimum of three years of sound operating history.

Each week, stocks are identified by the model for further research. From this list, portfolio managers and analysts routinely identify several stocks for further fundamental research, focusing on key drivers of performance and catalysts that might affect the companies' outlooks and future valuations. Analysts evaluate proprietary and publicly available information, including broker and independent research, company filings and trade periodicals. Analysts may speak with company management to hear their perspectives and outlooks on pertinent business issues. TS&W portfolio managers and analysts apply a consistent and disciplined review in a team environment designed to encourage critical thinking and analysis of each security considered. Portfolio construction is the responsibility of portfolio managers, who focus on building diversified portfolios designed to generate excess return versus the benchmark.

Established positions in the portfolio are continually ranked by the model, and their fundamentals and valuations are reviewed using the same disciplines. A stock will be sold when the catalysts are no longer valid or another stock presents a more attractive opportunity.

TS&W EQUITY PORTFOLIO

The TS&W Equity Portfolio experienced a negative return of 7.67% while the S&P 500 Composite Index declined by 9.64% in the six months ended April 30, 2008. For the most

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

recent three-month period the Equity Portfolio gained 1.03%, while the benchmark index returned 1.03%. While a trying period of time, our good relative performance during a period of overall negative returns has permitted us to preserve client principal while at the same time sifting the sands of the marketplace to identify promising opportunities. We have always been relative value investors -- meaning we are never happier than when purchasing companies with appealing growth characteristics that sell at value prices. Today's environment is rich with such opportunities and we are taking advantage of as many as our plate can hold.

As defined by the commonly used economic sectors, nine out of a possible twelve categories of stocks in our portfolio outperformed the S&P over the course of the past six months -- the three laggards were Finance, Conglomerates and Technology. In total we were somewhat underweight these three, with our largest underweight in the Finance sector. We anticipate being underweight Finance for some time -- while the stocks are appealingly cheap we are convinced that longer term profitability will be compromised by the events of the past year and the sector will be marked by slow and erratic improvement. In short, we think better opportunities lie elsewhere. While we are overweighted the temporarily declining technology sector by a bit, our stocks actually fared a bit better in that area than the broad market and we are very optimistic that the opportunities in this particular part of our portfolio will be rife when the market anticipates a more balanced economic environment.

The Energy industry led the way in the past six months followed by the Producer Durable companies, especially those that supply infrastructure and resource-production equipment. Two distinct dichotomies frame the present environment -- the divergence between Finance and non-Finance company profitability and the divergence between U.S. domestic and overseas profitability. The non-finance related, overseas exposed Producer Durable companies have benefited from both of these trends.

We have witnessed a distinct bounce in the market averages and in sentiment indicators since the grim days of mid-March, when financial crisis loomed. The economy, while dramatically slowing, has maintained a (barely positive) rate of growth, which we expect to continue. Our portfolios have benefited in various ways from the sharp upward trend in commodity prices -- which may represent the new manifestation of the "bubble." In consideration of that possibility we have trimmed our positions but we have not eliminated them as such cycles can play out over a much longer time frame that any of us may expect.

We are optimistic for an improved environment over the balance of the year, absent a spectacular financial-sector explosion. We continue to use our disciplined and consistent process to focus our talented analyst team on the most promising situations, and bring the many years of experience seated around our table to bear on assessing the various risks and opportunities that swirl about the marketplace.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

TS&W FIXED INCOME PORTFOLIO

The TS&W Fixed Income Portfolio gained 3.47% after fees and expenses in the six-month fiscal period ended April 30, 2008. The fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 4.08% over the same period. For the most recent three-month period the Fixed Income Portfolio was down 0.01% while the benchmark index return gained 0.27%. Over the last six months, with the Federal Reserve lowering short-term rates from 4.5% to 2%, Treasuries outperformed all other fixed income asset classes as credit spreads widened dramatically and investors sought a flight to safety. Sub-prime contagion infected nearly all sectors as asset write-downs continued to plague most financials. Risk aversion peaked in March with the near failure of Bear Stearns, driving Treasury yields significantly lower and Corporate Bond and Mortgage-Backed spreads wider. On 4/30/08, the 10 year Treasury yield stood at 3.73%, down from 4.47% on 10/31/07. Short term securities outperformed longer term securities as the yield curve steepened dramatically.

The TS&W Fixed Income Portfolio's duration at the end of the quarter equaled the benchmark duration of 4.6 years. The average maturity was 8.0 years compared to
6.8 years for the benchmark. At quarter end, the Fund had an underweight to Treasury and Agency securities in favor of Corporate Bonds and Mortgage-backed securities. The average credit rating of the portfolio is AA3.

We believe the economic growth will remain sluggish throughout 2008, allowing inflation to moderate. We expect interest rates to remain range bound as economic uncertainty continues causing the Federal Reserve to remain vigilant with regard to monetary policy. The TS&W Fixed Income portfolio will continue to focus on yield as the main driver of return in the months ahead.

TS&W INTERNATIONAL EQUITY PORTFOLIO

The TS&W International Equity Portfolio was down 8.04% after fees and expenses in the six month fiscal period ended April 30, 2008. Our benchmark index, The Morgan Stanley Capital International EAFE Index ("EAFE"), was down 9.21% over the same period. The International Equity Portfolio gained 6.83% for the fiscal quarter ended April 30, 2008, while EAFE rose 5.81% over the same period.

A strong recovery in April took some of the sting out of a sharp correction in international stock markets over the past six months. While economies in Europe and Asia continue to exhibit generally solid economic growth, the global credit crisis pulled equities lower in every developed country over the last six months. The TS&W International Equity Portfolio's outperformance relative to the benchmark EAFE Index is attributable in part to better than average results from Materials and Energy stocks and our underweight

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

position in Banking stocks, which have suffered from significant profit declines and writedowns that have weakened balance sheets. Although we do have exposure to the Financial sector, our key positions have generally avoided the worst consequences of the crisis which began in the U.S., but quickly spread to other English-speaking and European markets.

TS&W's investment process identifies stocks that exhibit a combination of attractive valuation and catalysts for positive change. The silver lining of the recent market pullback is that many stocks are priced at more attractive levels. The average stock in the EAFE Index now trades at just 12.2 times earnings and carries a dividend yield of 3.4%, significantly less expensive than the 16.7 price to earnings multiple and 2.1% dividend yield of the U.S. market. Although global economic growth is likely to be somewhat slower over the next 12 months than the pace of the past few years, we do not expect a global recession, and we believe that concerted action by global central banks to restore order in the credit markets will lead to improved economic activity and investor sentiment in the months ahead. For this reason, we remain optimistic about the outlook for the TS&W International Equity Portfolio.

Respectfully submitted,


/s/ Horace P. Whitworth
Horace P. Whitworth, CFA
Co-CEO

This represents the managers' assessment of the Portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

                 TS&W EQUITY TOP TEN HOLDINGS AT APRIL 30, 2008
                         (AS A PERCENTAGE OF NET ASSETS)

1. Cisco Systems (2.90%)
2. Dow Chemical (2.37%)
3. General Electric (2.33%)
4. Nestle ADR (2.30%)
5. JPMorgan Chase (2.30%)
6. 3M (2.25%)
7. Microsoft (2.20%)
8. Transocean (2.11%)
9. BP ADR (2.09%)
10. Procter & Gamble (2.08%)

          TS&W INTERNATIONAL EQUITY TOP TEN HOLDINGS AT APRIL 30, 2008
                         (AS A PERCENTAGE OF NET ASSETS)

1. BP ADR (2.42%)
2. E.ON ADR (2.10%)
3. Nestle ADR (2.01%)
4. Royal Dutch Shell, Cl A (1.95%)
5. Allied Irish Banks (1.91%)
6. TNT (1.83%)
7. Repsol YPF (1.82%)
8. East Japan Railway (1.65%)
9. Mitsubishi (1.61%)
10. British Energy Group (1.60%)

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

                      DEFINITION OF THE COMPARATIVE INDICES

LEHMAN BROTHERS AGGREGATE BOND INDEX is a fixed-income market value-weighted index that combines the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed-rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX is an unmanaged index comprised of over 1,100 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

S&P 500 COMPOSITE INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO
                                                      APRIL 30, 2008 (UNAUDITED)

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 94.9%

                                                       SHARES        VALUE
                                                    -----------   -----------
CONSUMER DISCRETIONARY -- 6.1%
   Best Buy .....................................      16,700      $  718,434
   Carnival .....................................      26,200       1,052,454
   Target .......................................      12,000         637,560
   TJX ..........................................      26,600         857,052
                                                                   ----------
                                                                    3,265,500
                                                                   ----------
CONSUMER STAPLES -- 7.6%
   Kroger .......................................      34,300         934,675
   Nestle ADR ...................................      10,400       1,240,651
   Procter & Gamble .............................      16,700       1,119,735
   Wal-Mart Stores ..............................      13,700         794,326
                                                                   ----------
                                                                    4,089,387
                                                                   ----------
ENERGY -- 11.0%
   BP ADR .......................................      15,450       1,124,606
   Chevron ......................................      10,000         961,500
   ConocoPhillips ...............................       9,700         835,655
   EOG Resources ................................       3,625         472,990
   Occidental Petroleum .........................       7,900         657,359
   Transocean ...................................       7,703       1,135,884
   Valero Energy ................................      14,900         727,865
                                                                   ----------
                                                                    5,915,859
                                                                   ----------
FINANCIALS -- 12.3%
   American International Group .................      16,750         773,850
   Assurant .....................................       8,200         533,000
   Bank of America ..............................      26,850       1,007,949
   Citigroup ....................................      21,266         537,392
   JPMorgan Chase ...............................      26,000       1,238,900
   Manulife Financial ...........................      18,650         730,334
   Prudential Financial .........................      11,050         836,595
   Wells Fargo ..................................      32,900         978,775
                                                                   ----------
                                                                    6,636,795
                                                                   ----------
HEALTH CARE -- 9.2%
   Abbott Laboratories ..........................      19,550       1,031,262
   Baxter International .........................      12,200         760,304
   Becton Dickinson .............................      10,100         902,940

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO
                                                      APRIL 30, 2008 (UNAUDITED)

COMMON STOCK -- CONTINUED

                                                       SHARES        VALUE
                                                    -----------   -----------
HEALTH CARE -- CONTINUED
   Hospira* .....................................      12,100     $   497,915
   Johnson & Johnson ............................      11,800         791,662
   Quest Diagnostics ............................      19,400         973,492
                                                                  -----------
                                                                    4,957,575
                                                                  -----------
INDUSTRIALS -- 22.9%
   3M ...........................................      15,750       1,211,175
   Burlington Northern Santa Fe .................       7,550         774,253
   Caterpillar ..................................      12,800       1,048,064
   Cummins ......................................       9,200         576,380
   Deere ........................................       8,100         680,967
   Foster Wheeler* ..............................      12,200         777,018
   General Electric .............................      38,350       1,254,045
   L-3 Communications Holdings ..................       9,900       1,103,355
   Manpower .....................................      10,300         691,439
   Norfolk Southern .............................      15,800         941,364
   Republic Services ............................      24,600         782,034
   Rockwell Collins .............................      15,800         997,138
   RR Donnelley & Sons ..........................      25,100         769,064
   Siemens ADR ..................................       6,350         752,157
                                                                  -----------
                                                                   12,358,453
                                                                  -----------
INFORMATION TECHNOLOGY -- 14.8%
   BMC Software* ................................      30,500       1,060,180
   Cisco Systems* ...............................      61,000       1,564,040
   Corning ......................................      41,400       1,105,794
   Harris .......................................       8,200         443,046
   Hewlett-Packard ..............................      12,030         557,591
   International Business Machines ..............       8,900       1,074,230
   Microsoft ....................................      41,500       1,183,580
   Nokia ADR ....................................      33,100         995,317
                                                                  -----------
                                                                    7,983,778
                                                                  -----------
MATERIALS -- 4.9%
   Dow Chemical .................................      31,800       1,276,770
   Freeport-McMoRan Copper & Gold ...............       4,200         477,750
   Praxair ......................................       9,450         862,880
                                                                  -----------
                                                                    2,617,400
                                                                  -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO
                                                      APRIL 30, 2008 (UNAUDITED)

COMMON STOCK -- CONTINUED

                                                       SHARES        VALUE
                                                    -----------   -----------
TELECOMMUNICATION SERVICES -- 3.5%
   Deutsche Telekom ADR .........................      33,300      $  594,405
   Embarq .......................................      10,900         453,113
   Verizon Communications .......................      22,000         846,560
                                                                   ----------
                                                                    1,894,078
                                                                   ----------
UTILITIES -- 2.6%
   Centerpoint Energy ...........................      42,600         648,372
   Dominion Resources ...........................      17,800         772,342
                                                                   ----------
                                                                    1,420,714
                                                                   ----------
   TOTAL COMMON STOCK
   (Cost $ 46,599,752) ..........................                  51,139,539
                                                                   ----------

REPURCHASE AGREEMENT -- 5.5%

                                                    FACE AMOUNT
                                                    -----------
   Morgan Stanley
      2.000%, dated 04/30/08, to be repurchased
      on 05/01/08, repurchase price $ 2,935,121
      (collateralized by a U.S. Treasury
      obligation,par value $2,651,855, 2.625%,
      07/15/17, with a total market value of
      $ 2,993,682)
      (Cost $ 2,934,958) ........................    $2,934,958     2,934,958
                                                                  -----------
   TOTAL INVESTMENTS -- 100.4%
      (Cost $49,534,710) ........................                 $54,074,497
                                                                  ===========

     PERCENTAGES ARE BASED ON NET ASSETS OF $53,879,026.

*    NON-INCOME PRODUCING SECURITY.

ADR  AMERICAN DEPOSITARY RECEIPT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO
                                                      APRIL 30, 2008 (UNAUDITED)

At April 30, 2008, sector diversification of the Portfolio was as follows:

                                                      % OF NET
SECTOR DIVERSIFICATION                                 ASSETS        VALUE
-------------------------------------------------   -----------   -----------
COMMON STOCK
Industrials .....................................       22.9%     $12,358,453
Information Technology ..........................       14.8        7,983,778
Financials ......................................       12.3        6,636,795
Energy ..........................................       11.0        5,915,859
Health Care .....................................        9.2        4,957,575
Consumer Staples ................................        7.6        4,089,387
Consumer Discretionary ..........................        6.1        3,265,500
Materials .......................................        4.9        2,617,400
Telecommunication Services ......................        3.5        1,894,078
Utilities .......................................        2.6        1,420,714
                                                       -----      -----------
TOTAL COMMON STOCK ..............................       94.9       51,139,539
REPURCHASE AGREEMENT ............................        5.5        2,934,958
                                                       -----      -----------
TOTAL INVESTMENTS ...............................      100.4       54,074,497
TOTAL OTHER ASSETS AND LIABILITIES ..............       (0.4)        (195,471)
                                                       -----      -----------
NET ASSETS ......................................      100.0%     $53,879,026
                                                       =====      ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2008 (UNAUDITED)

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS -- 42.4%

                                                             FACE
                                                            AMOUNT       VALUE
                                                           --------   ----------
CONSUMER DISCRETIONARY -- 5.1%
   Costco Wholesale
      5.500%, 03/15/17 .................................   $500,000   $  510,152
   DirecTV Holdings
      8.375%, 03/15/13 .................................    250,000      256,875
   Goodyear Tire & Rubber
      7.857%, 08/15/11 .................................    213,000      222,052
   Home Depot
      5.400%, 03/01/16 .................................    320,000      302,596
   Imax
      9.625%, 12/01/10 .................................    300,000      301,500
   Phillips-Van Heusen
      7.250%, 02/15/11 .................................    250,000      253,125
   Rent-A-Center
      7.500%, 05/01/10 .................................    270,000      264,600
   Ryland Group
      5.375%, 01/15/15 .................................    500,000      432,424
                                                                      ----------
                                                                       2,543,324
                                                                      ----------
CONSUMER STAPLES -- 2.7%
   Coca-Cola
      5.350%, 11/15/17 .................................    550,000      570,348
   Dean Foods
      7.000%, 06/01/16 .................................    500,000      467,500
   Smithfield Foods
      7.000%, 08/01/11 .................................    200,000      198,000
   SUPERVALU
      7.875%, 08/01/09 .................................    100,000      102,488
                                                                      ----------
                                                                       1,338,336
                                                                      ----------
FINANCIALS -- 24.9%
   American Express Bank
      2.891%, 05/29/09 .................................    745,000      739,620
   American Financial Group
      7.125%, 04/15/09 .................................    100,000      102,201
   American International Group
      5.450%, 05/18/17 .................................    900,000      880,612

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2008 (UNAUDITED)

CORPORATE OBLIGATIONS -- CONTINUED

                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------   -----------
FINANCIALS -- CONTINUED
   Bank of America
      8.000%, 12/29/49 ..............................   $  500,000   $   508,689
   BB&T
      6.500%, 08/01/11 ..............................      725,000       753,120
      5.200%, 12/23/15 ..............................      575,000       547,593
   CIT Group
      4.250%, 02/01/10 ..............................      320,000       275,703
   Citigroup
      8.400%, 04/30/18 ..............................      500,000       506,040
   First Tennessee Bank
      3.130%, 05/18/09 ..............................      500,000       459,134
   General Electric Capital MTN
      5.500%, 06/04/14 ..............................      675,000       697,843
   General Electric Capital MTN
      6.750%, 03/15/32 ..............................      625,000       661,815
   General Motors Acceptance
      6.875%, 09/15/11 ..............................      250,000       208,331
   Genworth Financial
      5.650%, 06/15/12 ..............................      740,000       733,742
   JPMorgan Chase
      6.750%, 02/01/11 ..............................    1,000,000     1,042,930
   Lehman Brothers Holdings
      6.500%, 07/19/17 ..............................      830,000       816,741
   Metlife
      5.000%, 11/24/13 ..............................      500,000       511,013
   Morgan Stanley
      6.750%, 04/15/11 ..............................      770,000       799,409
   Prudential Financial MTN
      6.625%, 12/01/37 ..............................      500,000       493,899
   SunTrust Banks
      5.250%, 11/05/12 ..............................      450,000       444,865
   Union Planters
      4.375%, 12/01/10 ..............................      800,000       778,378
   Wachovia MTN
      5.75%, 02/01/18 ...............................      580,000       577,909
                                                                     -----------
                                                                      12,539,587
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2008 (UNAUDITED)

CORPORATE OBLIGATIONS -- CONTINUED

                                                            FACE
                                                           AMOUNT       VALUE
                                                          --------   -----------
HEALTH CARE -- 0.4%
   WellPoint
      5.850%, 01/15/36 ................................   $250,000   $   211,011
                                                                     -----------
INDUSTRIALS -- 2.5%
   Cooper
      6.100%, 07/01/17 ................................    400,000       416,756
   L-3 Communications
      7.625%, 06/15/12 ................................    300,000       308,250
   Nucor
      5.750%, 12/01/17 ................................    500,000       508,811
                                                                     -----------
                                                                       1,233,817
                                                                     -----------
INFORMATION TECHNOLOGY -- 3.6%
   Hewlett-Packard
      5.500%, 03/01/18 ................................    500,000       510,229
   Oracle
      5.750%, 04/15/18 ................................    570,000       580,332
      5.000%, 01/15/11 ................................    476,000       487,226
   Xerox Capital Trust I
      8.000%, 02/01/27 ................................    250,000       249,447
                                                                     -----------
                                                                       1,827,234
                                                                     -----------
MATERIALS -- 0.8%
   Boise Cascade
      7.125%, 10/15/14 ................................     60,000        53,400
   Steel Dynamics
      7.375%, 11/01/12 (A) ............................    350,000       356,125
                                                                     -----------
                                                                         409,525
                                                                     -----------
TELECOMMUNICATION SERVICES -- 2.4%
   AT&T
      5.100%, 09/15/14 ................................    540,000       541,681
   Verizon New England
      6.500%, 09/15/11 ................................    650,000       671,856
                                                                     -----------
                                                                       1,213,537
                                                                     -----------
   TOTAL CORPORATE OBLIGATIONS
      (Cost $ 21,489,217) .............................               21,316,371
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2008 (UNAUDITED)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 32.7%

                                                       FACE AMOUNT      VALUE
                                                       -----------   -----------
   Federal Home Loan Mortgage Corporation MTN
      5.375%, 01/09/14 .............................   $ 1,055,000   $ 1,072,639
   Federal Home Loan Mortgage Corporation Gold
      6.500%, 03/01/32 .............................       178,366       187,601
      6.500%, 12/01/32 .............................       240,423       250,535
      6.000%, 12/01/32 .............................        79,010        81,321
      6.000%, 07/01/33 .............................       242,167       249,249
      6.000%, 11/01/33 .............................       287,417       295,464
      6.000%, 10/01/35 .............................       631,728       647,340
      6.000%, 08/01/37 .............................     2,161,778     2,213,516
      5.500%, 12/01/36 .............................     1,013,788     1,021,564
   Federal National Mortgage Association
      6.000%, 09/01/17 .............................       152,172       157,164
      6.000%, 04/01/24 .............................     1,131,899     1,167,156
      5.500%, 02/01/35 .............................       468,604       472,497
      5.500%, 10/01/35 .............................       566,035       570,119
      5.500%, 01/01/36 .............................     1,710,633     1,722,975
      5.500%, 05/01/36 .............................       832,723       838,340
      5.500%, 07/01/36 .............................       612,584       616,716
      5.500%, 06/01/37 .............................     1,301,921     1,310,427
      5.000%, 04/15/15 .............................     1,815,000     1,924,067
      5.000%, 02/13/17 .............................       295,000       310,231
      5.000%, 05/01/35 .............................       398,891       392,551
      4.250%, 03/19/13 .............................       700,000       701,955
   Government National Mortgage Association
      6.000%, 11/15/31 .............................       213,982       220,836
                                                                     -----------
   TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
      OBLIGATIONS
      (Cost $16,125,755) ...........................                  16,424,263
                                                                     -----------

PREFERRED STOCK -- 13.4%

                                                          SHARES
                                                        ----------
FINANCIALS -- 13.4%
   ACE, Ser C, 7.800% ..............................        26,000       642,200
   Aegon, 7.250% ...................................        25,000       595,000
   Aspen Insurance Holdings, 7.401% ................        15,800       345,625
   Developers Diversified Realty, 8.000% (B) .......        11,700       282,555

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2008 (UNAUDITED)

PREFERRED STOCK -- (CONTINUED)

                                                           SHARES       VALUE
                                                        -----------   ----------
FINANCIALS -- CONTINUED
   Duke Realty, Ser L, 6.600% (B) .................         7,500     $  163,500
   Federal National Mortgage Association, 8.250% ..        35,000        876,400
   First Industrial Realty Trust, Ser J,
      7.250% (B) ..................................       11,000        232,980
   Freddie Mac, Ser Z, 8.375% .....................        35,000        896,000
   Lehman Brothers Holdings, 7.950% ...............        10,000        239,800
   Merrill Lynch, 8.625%* .........................        50,000      1,250,000
   Public Storage, Ser H, 6.950% (B) ..............        12,000        272,880
   Public Storage, Ser M, 6.625% (B) ..............         8,500        186,235
   Royal Bank of Scotland Group, 7.250% ...........        18,255        443,049
   Taubman Centers, Ser G, 8.000% (B) .............        12,000        288,000
                                                                      ----------
   TOTAL PREFERRED STOCK
      (Cost $6,963,189) ...........................                    6,714,224
                                                                      ----------

U.S. TREASURY OBLIGATIONS -- 5.4%

                                                        FACE AMOUNT
                                                        -----------
   U.S. Treasury Notes
      4.500%, 04/30/12 ..............................   $ 1,050,000    1,114,723
      4.250%, 11/15/14 ..............................     1,490,000    1,576,490
                                                                      ----------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $ 2,704,030) ............................                  2,691,213
                                                                      ----------
OTHER MORTGAGE-BACKED OBLIGATIONS -- 1.6%
   Banc of America Commercial Mortgage,
      Ser 2006-4, Cl A3A
         5.600%, 07/10/46 ...........................       610,000      607,025
   JP Morgan Mortgage Acquisition,
      Ser 2005-FRE1, Cl A2F2
         5.224%, 10/25/35 ...........................       199,937      199,247
                                                                      ----------
   TOTAL OTHER MORTGAGE-BACKED OBLIGATIONS
      (Cost $ 812,097) ..............................                    806,272
                                                                      ----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2008 (UNAUDITED)

TAXABLE MUNICIPAL BOND -- 1.1%

                                                       FACE AMOUNT     VALUE
                                                       -----------   ----------
   Virginia Housing Development Authority
      6.000%, 03/25/38
      (Cost $ 595,032) .............................    $  600,000   $   578,682
                                                                     -----------
REPURCHASE AGREEMENT -- 2.6%
   Morgan Stanley
      2.000%, dated 04/30/08, to be repurchased
      on 05/01/08, repurchase price $ 1,316,003
      (collateralized by a U.S. Treasury obligation,
      par value $1,188,997, 2.625%, 07/15/17,
      with a total market value of $ 1,342,260)
      (Cost $ 1,315,930) ...........................     1,315,930     1,315,930
                                                                     -----------
   TOTAL INVESTMENTS -- 99.2%
      (Cost $ 50,005,250) ..........................                 $49,846,955
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $50,268,945.

*    NON-INCOME PRODUCING SECURITY.

(A) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS. THE TOTAL VALUE OF THESE SECURITIES WAS $356,125 AND REPRESENTED 0.7% OF NET ASSETS.

(B)  REAL ESTATE INVESTMENT TRUST

CL CLASS

MTN MEDIUM TERM NOTE

SER SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2008 (UNAUDITED)

At April 30, 2008, the diversification of the Portfolio was as follows:

                                                         % OF NET
PORTFOLIO DIVERSIFICATION                                 ASSETS        VALUE
-------------------------                              -----------   -----------
CORPORATE OBLIGATIONS
Financials .......................................            24.9%  $12,539,587
Consumer Discretionary ...........................             5.1     2,543,324
Information Technology ...........................             3.6     1,827,234
Consumer Staples .................................             2.7     1,338,336
Industrials ......................................             2.5     1,233,817
Telecommunication Services .......................             2.4     1,213,537
Materials ........................................             0.8       409,525
Health Care ......................................             0.4       211,011
                                                       -----------   -----------
TOTAL CORPORATE OBLIGATIONS ......................            42.4    21,316,371
                                                       -----------   -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS            32.7    16,424,263
PREFERRED STOCK ..................................            13.4     6,714,224
U.S. TREASURY OBLIGATIONS ........................             5.4     2,691,213
REPURCHASE AGREEMENT .............................             2.6     1,315,930
OTHER MORTGAGE-BACKED OBLIGATIONS ................             1.6       806,272
TAXABLE MUNICIPAL BOND ...........................             1.1       578,682
                                                       -----------   -----------
TOTAL INVESTMENTS ................................            99.2    49,846,955
TOTAL OTHER ASSETS AND LIABILITIES ...............             0.8       421,990
                                                       -----------   -----------
NET ASSETS .......................................           100.0%  $50,268,945
                                                       ===========   ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W INTERNATIONAL
                                                      EQUITY PORTFOLIO
                                                      APRIL 30, 2008 (UNAUDITED)

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 98.8%

                                                           SHARES       VALUE
                                                         ---------   -----------
AUSTRALIA -- 0.7%
   Brambles ..........................................      74,400   $   623,985
                                                                     -----------
AUSTRIA -- 1.6%
   EVN ...............................................      28,000       919,819
SWA REIT and Investments* (A) ........................      20,000        11,833
   Voestalpine .......................................       6,000       460,065
                                                                     -----------
                                                                       1,391,717
                                                                     -----------
BAHAMAS -- 0.9%
   Teekay Shipping ...................................      16,500       753,060
                                                                     -----------
DENMARK -- 1.2%
   A P Moeller - Maersk, Cl B ........................         100     1,036,853
                                                                     -----------
FINLAND -- 1.9%
   Fortum ............................................      28,700     1,218,510
   Metso .............................................      10,000       432,820
                                                                     -----------
                                                                       1,651,330
                                                                     -----------
FRANCE -- 5.3%
   AXA ...............................................      29,800     1,109,091
   BNP Paribas .......................................      12,000     1,293,788
   Bouygues ..........................................      12,500       934,532
   Euler Hermes ......................................       5,400       623,400
   UBISOFT Entertainment* ............................       6,400       643,687
                                                                     -----------
                                                                       4,604,498
                                                                     -----------
GERMANY -- 11.6%
   Adidas ............................................      15,000       957,263
   Allianz ...........................................       6,500     1,324,996
   Continental .......................................       5,700       670,280
   Deutsche Telekom ..................................      63,000     1,131,901
   E.ON ADR ..........................................      26,800     1,820,173
   Hannover Rueckversicherung ........................      20,500     1,115,803
   Linde .............................................       4,500       659,271
   Rhoen Klinikum ....................................      36,000     1,088,463
   Siemens ...........................................      10,900     1,282,443
                                                                     -----------
                                                                      10,050,593
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W INTERNATIONAL
                                                      EQUITY PORTFOLIO
                                                      APRIL 30, 2008 (UNAUDITED)

COMMON STOCK -- CONTINUED

                                                           SHARES       VALUE
                                                         ---------   -----------
HONG KONG -- 4.4%
   Cathay Pacific Airways ............................     290,000   $   604,957
   Chinese Estates Holdings ..........................     150,000       236,318
   First Pacific .....................................   1,100,000       807,226
   Jardine Strategic Holdings GDR ....................      42,000       728,280
   KHD Humboldt Wedag International* .................      20,000       579,800
   Kingboard Chemical Holdings .......................      74,000       350,794
   Shenzhen Investment ...............................     920,200       501,738
                                                                     -----------
                                                                       3,809,113
                                                                     -----------
IRELAND -- 1.9%
   Allied Irish Banks ................................      79,000     1,660,439
                                                                     -----------
JAPAN -- 15.6%
   Air Water .........................................     118,500     1,189,422
   Alfresa Holdings ..................................      13,000       906,803
   Daiwa Securities Group ............................      83,000       818,802
   East Japan Railway ................................         180     1,427,806
   Komatsu ...........................................      42,000     1,265,908
   Mitsubishi ........................................      43,800     1,399,789
   Mitsubishi UFJ Financial Group ....................      75,000       820,974
   Nomura Holdings ...................................      75,000     1,297,483
   Sankyo ............................................      17,600     1,052,531
   Sumitomo Heavy Industries .........................      76,000       636,303
   Sumitomo Metal Industries .........................     158,000       660,664
   Suzuki Motor ......................................      37,700       948,723
   Toyota Motor ADR ..................................       3,125       317,188
   Yamaha Motor ......................................      43,400       832,619
                                                                     -----------
                                                                      13,575,015
                                                                     -----------
MALAYSIA -- 1.0%
   Telekom Malaysia ..................................     250,000       286,483
   TM International* .................................     250,000       565,844
                                                                     -----------
                                                                         852,327
                                                                     -----------
MEXICO -- 2.3%
   Cemex SAB ADR* ....................................      23,738       656,356
   Coca-Cola Femsa ADR ...............................       4,600       239,844
   Embotelladoras Arca ...............................     293,600     1,117,651
                                                                     -----------
                                                                       2,013,851
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W INTERNATIONAL
                                                      EQUITY PORTFOLIO
                                                      APRIL 30, 2008 (UNAUDITED)

COMMON STOCK -- CONTINUED

                                                           SHARES       VALUE
                                                         ---------   -----------
NETHERLANDS -- 9.6%
   Akzo Nobel ........................................      12,900   $ 1,094,381
   ING Groep .........................................      33,656     1,284,304
   Koninklijke Ahold .................................      87,200     1,292,455
   Royal Dutch Shell, Cl A ...........................      42,000     1,686,954
   TNT ...............................................      40,800     1,584,867
   Wolters Kluwer* ...................................      50,000     1,343,609
                                                                     -----------
                                                                       8,286,570
                                                                     -----------
NORWAY -- 1.6%
   Orkla .............................................      32,500       429,941
   Telenor ...........................................      46,500       937,280
                                                                     -----------
                                                                       1,367,221
                                                                     -----------
PHILIPPINES -- 1.5%
   Globe Telecom .....................................      18,000       579,134
   Philippine Long Distance Telephone ................      11,500       697,835
                                                                     -----------
                                                                       1,276,969
                                                                     -----------
RUSSIA -- 1.0%
   OAO Gazprom .......................................      16,500       877,800
                                                                     -----------
SINGAPORE -- 2.4%
   SIA Engineering ...................................     440,000     1,377,329
   Singapore Petroleum ...............................     135,000       715,917
                                                                     -----------
                                                                       2,093,246
                                                                     -----------
SOUTH KOREA -- 3.7%
   LG Chemical .......................................      12,108     1,207,600
   LG Telecom ........................................     108,000       961,891
   SK Telecom ........................................       5,000     1,012,317
                                                                     -----------
                                                                       3,181,808
                                                                     -----------
SPAIN -- 3.1%
   Repsol YPF ........................................      39,000     1,581,130
   Telefonica ........................................      39,200     1,133,340
                                                                     -----------
                                                                       2,714,470
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W INTERNATIONAL
                                                      EQUITY PORTFOLIO
                                                      APRIL 30, 2008 (UNAUDITED)

COMMON STOCK -- CONTINUED

                                                          SHARES        VALUE
                                                        ----------   -----------
SWEDEN -- 4.0%
   Investor, Cl B ...................................      56,000    $ 1,331,364
   Nordea Bank ......................................      53,000        877,166
   Saab, Cl B .......................................      33,252        943,107
   Ssab Svenskt Staal, Cl B .........................      12,000        361,370
                                                                     -----------
                                                                       3,513,007
                                                                     -----------
SWITZERLAND -- 5.5%
   Actelion* ........................................      21,000      1,058,519
   Baloise Holding ..................................      10,900      1,189,890
   Barry Callebaut ..................................       1,000        741,203
   Nestle ADR .......................................       3,650      1,741,683
                                                                     -----------
                                                                       4,731,295
                                                                     -----------
THAILAND -- 2.5%
   Bangkok Bank NVDR ................................     184,000        800,757
   PTT ..............................................     129,000      1,358,751
                                                                     -----------
                                                                       2,159,508
                                                                     -----------
TURKEY -- 1.2%
   Akbank ...........................................      30,000        156,201
   Coca-Cola Icecek .................................     105,000        928,985
                                                                     -----------
                                                                       1,085,186
                                                                     -----------
UNITED KINGDOM -- 12.8%
   Anglo American ...................................      12,285        795,383
   Aviva ............................................      90,747      1,131,394
   BP ADR ...........................................      28,800      2,096,352
   British Energy Group .............................      92,000      1,384,801
   Carnival .........................................      21,000        825,177
   HSBC Holdings ....................................       9,924        172,008
   Kazakhmys ........................................      12,000        375,988
   Rio Tinto ........................................       8,974      1,050,589
   Rolls-Royce Group ................................      85,000        739,043
   Tesco ............................................     145,000      1,232,002
   Vodafone Group ...................................     400,000      1,269,929
                                                                     -----------
                                                                      11,072,666
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W INTERNATIONAL
                                                      EQUITY PORTFOLIO
                                                      APRIL 30, 2008 (UNAUDITED)

COMMON STOCK -- CONTINUED

                                                          SHARES        VALUE
                                                        ----------   -----------
UNITED STATES -- 1.5%
      Philip Morris International* ..................      16,900    $   862,407
      Transocean ....................................       2,959        436,334
                                                                     -----------
                                                                       1,298,741
                                                                     -----------
   TOTAL COMMON STOCK
      (Cost $ 70,188,924) ...........................                 85,681,268
                                                                     -----------

REPURCHASE AGREEMENT -- 1.3%

                                                           FACE
                                                          AMOUNT
                                                        ----------
   Morgan Stanley
      2.000%, dated 04/30/08, to be repurchased
      on 05/01/08, repurchase price $ 1,108,450
      (collateralized by a U.S. Treasury obligation,
      par value $1,001,474, 2.625%, 07/15/17,
      with a total market value of $ 1,130,565)
      (Cost $ 1,108,388) ............................   $1,108,388     1,108,388
                                                                     -----------
   TOTAL INVESTMENTS -- 100.1%
      (Cost $ 71,297,312) ...........................                $86,789,656
                                                                     ===========


PERCENTAGES ARE BASED ON NET ASSETS OF $86,724,125.

*    NON-INCOME PRODUCING SECURITY.

(A)  REAL ESTATE INVESTMENT TRUST

ADR  AMERICAN DEPOSITARY RECEIPT

CL   CLASS

GDR  GLOBAL DEPOSITARY RECEIPT

NVDR NON-VOTING DEPOSITORY RECEIPT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W INTERNATIONAL
                                                      EQUITY PORTFOLIO
                                                      APRIL 30, 2008 (UNAUDITED)

At April 30, 2008, sector diversification of the Portfolio was as follows:

                                                           % OF
SECTOR DIVERSIFICATION                                  NET ASSETS      VALUE
-----------------------------------------------------   ----------   -----------
COMMON STOCK
Financials ..........................................      22.2%     $19,293,254
Industrials .........................................      16.6       14,364,950
Telecommunication Services ..........................      11.0        9,510,486
Energy ..............................................      11.0        9,506,298
Materials ...........................................       9.8        8,511,090
Consumer Staples ....................................       9.4        8,156,231
Consumer Discretionary ..............................       8.0        6,947,389
Utilities ...........................................       6.2        5,343,304
Health Care .........................................       3.5        3,053,785
Information Technology ..............................       1.1          994,481
                                                          -----      -----------
TOTAL COMMON STOCK ..................................      98.8       85,681,268
REPURCHASE AGREEMENT ................................       1.3        1,108,388
                                                          -----      -----------
TOTAL INVESTMENTS ...................................     100.1       86,789,656
TOTAL OTHER ASSETS AND LIABILITIES ..................      (0.1)         (65,531)
                                                          -----      -----------
NET ASSETS ..........................................     100.0%     $86,724,125
                                                          =====      ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                  TS&W PORTFOLIOS
                                                      APRIL 30, 2008 (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                    FIXED      INTERNATIONAL
                                                                     EQUITY        INCOME          EQUITY
                                                                   PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                  -----------   ------------   -------------
ASSETS:
Investments at Value (Cost $49,534,710, $50,005,250, and
   $71,297,312, respectively) .................................   $54,074,497    $49,846,955    $86,789,656
Foreign Currency (Cost $0, $0 and $168,012, respectively) .....            --             --        168,012
Dividends and Interest Receivable .............................        66,501        476,878        468,450
Receivable for Investment Securities Sold .....................            --             --        315,449
Receivable for Capital Shares Sold ............................            --        189,110        125,000
Foreign Tax Reclaim Receivable ................................         6,778             --         50,034
Prepaid Expenses ..............................................        12,484         12,004         13,397
                                                                  -----------    -----------    -----------
TOTAL ASSETS ..................................................    54,160,260     50,524,947     87,929,998
                                                                  -----------    -----------    -----------
LIABILITIES:
Payable for Investment Securities Purchased ...................       209,838             --        952,425
Payable for Income Distributions ..............................            --        203,413             --
Accrued Foreign Capital Gains Tax on Appreciated Securities ...            --             --         66,367
Payable for Capital Shares Redeemed ...........................            --          4,813         48,000
Payable due to Investment Adviser .............................        32,175         12,117         69,363
Payable due to Administrator ..................................         8,038          7,654         12,997
Chief Compliance Officer Fees Payable .........................         2,058          1,995          3,258
Payable for Trustees' Fees ....................................         1,856          1,684          3,004
Other Accrued Expenses ........................................        27,269         24,326         50,459
                                                                  -----------    -----------    -----------
TOTAL LIABILITIES .............................................       281,234        256,002      1,205,873
                                                                  -----------    -----------    -----------
NET ASSETS ....................................................   $53,879,026    $50,268,945    $86,724,125
                                                                  ===========    ===========    ===========
NET ASSETS:
Paid-in Capital ...............................................   $48,716,939    $50,184,649    $68,045,052
Undistributed Net Investment Income ...........................        18,847         44,884        669,128
Accumulated Net Realized Gain on Investments and Foreign
   Currency Transactions ......................................       603,453        197,707      2,591,611
Net Unrealized Appreciation (Depreciation) On Investments .....     4,539,787       (158,295)    15,492,344
Net Unrealized Depreciation on Foreign Currency Transactions ..            --             --         (7,643)
Accumulated Foreign Capital Gains Tax on Appreciated
   Securities .................................................            --             --        (66,367)
                                                                  -----------    -----------    -----------
NET ASSETS ....................................................   $53,879,026    $50,268,945    $86,724,125
                                                                  ===========    ===========    ===========
INSTITUTIONAL SHARES:
Outstanding Shares of Beneficial Interest
   (unlimited authorization -- no par value) ..................     4,460,240      4,986,518      5,088,720
                                                                  ===========    ===========    ===========
NET ASSET VALUE, Offering and Redemption
   Price per Share ............................................   $     12.08    $     10.08    $     17.04
                                                                  ===========    ===========    ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                   TS&W PORTFOLIOS FOR

                                                  THE SIX MONTHS ENDED

                                                  APRIL 30, 2008 (UNAUDITED)

STATEMENTS OF OPERATIONS

                                                                                   FIXED     INTERNATIONAL
                                                                     EQUITY       INCOME         EQUITY
                                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                  -----------   ----------   -------------
INVESTMENT INCOME
Dividends .....................................................   $   530,870   $  199,662   $  1,528,651
Interest ......................................................        26,395    1,154,060         23,788
Less: Foreign Taxes Withheld ..................................        (1,840)          --       (163,611)
                                                                  -----------   ----------   ------------
   TOTAL INCOME ...............................................       555,425    1,353,722      1,388,828
                                                                  -----------   ----------   ------------
EXPENSES
Investment Advisory Fees ......................................       195,032      109,956        414,642
Administration Fees ...........................................        49,313       46,365         78,608
Trustees' Fees ................................................         3,234        2,967          5,160
Chief Compliance Officer Fees .................................         2,408        2,192          3,812
Transfer Agent Fees ...........................................        23,081       21,418         28,893
Audit Fees ....................................................        10,039       10,030         10,080
Filings and Registration Fees .................................         7,645        7,382          7,735
Shareholder Servicing Fees ....................................         6,962        6,122         11,749
Printing Fees .................................................         5,043        4,627          8,118
Legal Fees ....................................................         4,676        4,499          7,547
Custodian Fees ................................................         2,411        1,982         35,484
Other Expenses ................................................         3,037        6,388         14,917
                                                                  -----------   ----------   ------------
   TOTAL EXPENSES .............................................       312,881      223,928        626,745
Less:
Waiver of Investment Advisory Fees ............................            --      (40,175)            --
Fees Paid Indirectly -- Note 4 ................................          (772)        (484)        (1,042)
                                                                  -----------   ----------   ------------
   NET EXPENSES ...............................................       312,109      183,269        625,703
                                                                  -----------   ----------   ------------
NET INVESTMENT INCOME .........................................       243,316    1,170,453        763,125
                                                                  -----------   ----------   ------------
NET REALIZED GAIN (LOSS) ON:
   Investments ................................................       608,460      505,210      2,677,986
   Foreign Currency Transactions ..............................            --           --        (85,234)
                                                                  -----------   ----------   ------------
NET REALIZED GAIN ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS ..............................       608,460      505,210      2,592,752
                                                                  -----------   ----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON:
Investments ...................................................    (5,136,465)     (17,049)   (10,644,658)
Foreign Currency Transactions .................................            --           --        (14,202)
Foreign Capital Gains Tax on Appreciated Securities ...........            --           --         21,687
                                                                  -----------   ----------   ------------
NET CHANGE IN UNREALIZED DEPRECIATION .........................    (5,136,465)     (17,049)   (10,637,173)
                                                                  -----------   ----------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY ...........................    (4,528,005)     488,161     (8,044,421)
                                                                  -----------   ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..................................   $(4,284,689)  $1,658,614   $ (7,281,296)
                                                                  ===========   ==========   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                   ENDED
                                                                              APRIL 30, 2008      YEAR ENDED
                                                                                (UNAUDITED)    OCTOBER 31, 2007
                                                                              --------------   ----------------
OPERATIONS:
   Net Investment Income ..................................................    $   243,316       $   406,580
   Net Realized Gain on Investments .......................................        608,460         4,228,610
   Net Change in Unrealized  Appreciation  (Depreciation) on Investments ..     (5,136,465)        3,207,103
                                                                               -----------       -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........     (4,284,689)        7,842,293
                                                                               -----------       -----------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ..................................................       (224,469)         (499,666)
   Net Realized Gain ......................................................     (4,199,801)       (6,648,910)
                                                                               -----------       -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ......................................     (4,424,270)       (7,148,576)
                                                                               -----------       -----------
CAPITAL SHARE TRANSACTIONS:
   Issued .................................................................      3,378,989         3,467,495
   Reinvestment of Distributions ..........................................      4,373,603         6,964,942
   Redemption Fees -- Note 2 ..............................................             --                70
   Redeemed ...............................................................       (842,192)       (5,938,996)
                                                                               -----------       -----------
   NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .............      6,910,400         4,493,511
                                                                               -----------       -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ................................     (1,798,559)        5,187,228
                                                                               -----------       -----------
NET ASSETS:
   Beginning of Period ....................................................     55,677,585        50,490,357
                                                                               -----------       -----------
   End of Period (including undistributed net investment income of $18,847
     and $0, respectively) ................................................    $53,879,026       $55,677,585
                                                                               ===========       ===========
SHARE TRANSACTIONS:
   Issued .................................................................        274,121           255,246
   Reinvestment of Distributions ..........................................        343,734           532,086
   Redeemed ...............................................................        (68,456)         (434,649)
                                                                               -----------       -----------
   NET INCREASE IN SHARES OUTSTANDING FROM SHARE TRANSACTIONS .............        549,399           352,683
                                                                               ===========       ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                                       PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                         SIX MONTHS
                                                                            ENDED        YEAR ENDED
                                                                       APRIL 30, 2008   OCTOBER 31,
                                                                       (UNAUDITED)          2007
                                                                       --------------   -----------
OPERATIONS:
   Net Investment Income ...........................................    $ 1,170,453     $ 1,921,474
   Net Realized Gain on Investments ................................        505,210          37,031
   Net Change in Unrealized Depreciation on Investments ............        (17,049)       (107,816)
                                                                        -----------     -----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............      1,658,614       1,850,689
                                                                        -----------     -----------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ...........................................     (1,192,527)     (1,879,735)
                                                                        -----------     -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...............................     (1,192,527)     (1,879,735)
                                                                        -----------     -----------
CAPITAL SHARE TRANSACTIONS:
   Issued ..........................................................      1,616,670      13,063,078
   Reinvestment of Distributions ...................................      1,112,014       1,799,948
   Redeemed ........................................................     (1,346,135)     (1,735,566)
                                                                        -----------     -----------
   NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ......      1,382,549      13,127,460
                                                                        -----------     -----------
      TOTAL INCREASE IN NET ASSETS .................................      1,848,636      13,098,414
                                                                        -----------     -----------
NET ASSETS:
   Beginning of Period .............................................     48,420,309      35,321,895
                                                                        -----------     -----------
   End of Period (including undistributed net investment income
      of $44,884 and $66,958, respectively) ........................    $50,268,945     $48,420,309
                                                                        ===========     ===========
SHARE TRANSACTIONS:
   Issued ..........................................................        160,917       1,314,856
   Reinvestment of Distributions ...................................        110,228         180,554
   Redeemed ........................................................       (134,562)       (174,276)
                                                                        -----------     -----------
   NET INCREASE IN SHARES OUTSTANDING FROM SHARE TRANSACTIONS ......        136,583       1,321,134
                                                                        ===========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                                EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                           SIX MONTHS
                                                                              ENDED        YEAR ENDED
                                                                         APRIL 30, 2008    OCTOBER 31,
                                                                           (UNAUDITED)        2007
                                                                         --------------   ------------
OPERATIONS:
   Net Investment Income .............................................    $    763,125    $ 1,151,070
   Net Realized Gain on Investments and Foreign Currency
      Transactions ...................................................       2,592,752      9,744,427
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments, Foreign Currency Transactions and
      Foreign Capital Gains Tax on Appreciated Securities ............     (10,637,173)     7,991,751
                                                                          ------------    -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...      (7,281,296)    18,887,248
                                                                          ------------    -----------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income .............................................      (1,003,960)      (353,018)
   Net Realized Gain .................................................      (9,966,129)    (8,924,470)
                                                                          ------------    -----------
      TOTAL DIVIDENDS AND DISTRIBUTIONS ..............................     (10,970,089)    (9,277,488)
                                                                          ------------    -----------
CAPITAL SHARE TRANSACTIONS:
   Issued ............................................................       3,862,232      9,579,597
   Reinvestment of Distributions .....................................      10,801,123      9,191,548
   Redemption Fees -- Note 2 .........................................              --             31
   Redeemed ..........................................................      (1,525,814)    (7,045,492)
                                                                          ------------    -----------
   NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ........      13,137,541     11,725,684
                                                                          ------------    -----------
      TOTAL INCREASE (DECREASE) IN NET ASSETS ........................      (5,113,844)    21,335,444
                                                                          ------------    -----------
NET ASSETS:
   Beginning of Period ...............................................      91,837,969     70,502,525
                                                                          ------------    -----------
   End of Period (including undistributed net investment income
      of $669,128 and $909,963, respectively) ........................    $ 86,724,125    $91,837,969
                                                                          ============    ===========
SHARE TRANSACTIONS:
   Issued ............................................................         229,070        500,418
   Reinvestment of Distributions .....................................         608,939        513,019
   Redeemed ..........................................................         (89,665)      (368,706)
                                                                          ------------    -----------
   NET INCREASE IN SHARES OUTSTANDING FROM SHARE TRANSACTIONS ........         748,344        644,731
                                                                          ============    ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                           SELECTED PER SHARE DATA & RATIOS
                                                     FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

                                     SIX MONTHS
                                    ENDED APRIL                     YEARS ENDED OCTOBER 31,
                                      30, 2008     --------------------------------------------------------
                                    (UNAUDITED)      2007        2006        2005          2004       2003
                                    -----------    -------     -------     -------       -------    -------
Net Asset Value,
   Beginning of Year ............   $ 14.24        $ 14.19     $ 13.16     $ 11.82       $ 10.40    $  8.63
                                    -------        -------     -------     -------       -------    -------
Income from Operations
   Net Investment Income ........      0.06(1)        0.10(1)     0.12(1)     0.12(1)(2)    0.10(1)    0.08
   Net Realized and Unrealized
   Gain (Loss) ..................     (1.10)          1.96        1.54        1.35          1.41       1.77
                                    -------        -------     -------     -------       -------    -------
Total from Operations ...........     (1.04)          2.06        1.66        1.47          1.51       1.85
                                    -------        -------     -------     -------       -------    -------
Redemption Fees .................        --             --+         --          --            --         --
                                    -------        -------     -------     -------       -------    -------
Dividends and Distributions:
   Net Investment Income ........     (0.05)         (0.13)      (0.10)      (0.13)        (0.09)     (0.08)
   Net Realized Gain ............     (1.07)         (1.88)      (0.53)         --            --         --
                                    -------        -------     -------     -------       -------    -------
      Total Dividends and
         Distributions ..........     (1.12)         (2.01)      (0.63)      (0.13)        (0.09)     (0.08)
                                    -------        -------     -------     -------       -------    -------
Net Asset Value, End of Year ....   $ 12.08        $ 14.24     $ 14.19     $ 13.16       $ 11.82    $ 10.40
                                    =======        =======     =======     =======       =======    =======
TOTAL RETURN++ ..................     (7.67)%        15.91%      12.99%      12.49%        14.60%     21.49%
                                    =======        =======     =======     =======       =======    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year
   (Thousands) ..................   $53,879        $55,678     $50,490     $46,347       $47,135    $43,637
Ratio of Expenses to
   Average Net Assets ...........      1.20%(3)(4)    1.24%(3)    1.31%(3)    1.33%(3)      1.22%      1.24%
Ratio of Net Investment Income
   to Average Net Assets ........      0.94%(4)       0.76%       0.88%       0.91%(2)      0.85%      0.84%
Portfolio Turnover Rate .........        23%            52%         46%         54%           31%        50%

+    AMOUNT WAS LESS THAN $0.01 PER SHARE.

++ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.

(2) NET INVESTMENT INCOME PER SHARE AND THE NET INVESTMENT INCOME RATIO INCLUDE $0.03 AND 0.28%, RESPECTIVELY, RESULTING FROM A SPECIAL DIVIDEND FROM MICROSOFT CORP. IN NOVEMBER 2004.

(3) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.20% FOR THE SIX MONTHS ENDED APRIL 30, 2008, AND 1.23%, 1.31% AND 1.33% FOR THE FISCAL YEARS ENDED 2007, 2006 AND 2005, RESPECTIVELY.

(4)  ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                         SELECTED PER SHARE DATA & RATIOS
                                                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

                                     SIX MONTHS
                                    ENDED APRIL                    YEARS ENDED OCTOBER 31,
                                      30, 2008     ------------------------------------------------------
                                    (UNAUDITED)      2007        2006        2005        2004       2003
                                    -----------    -------     -------     -------     -------    -------
Net Asset Value,
   Beginning of Year ............   $  9.98        $ 10.01     $  9.96     $ 10.42     $ 10.63    $ 10.81
                                    -------        -------     -------     -------     -------    -------
Income from Operations
   Net Investment Income ........      0.24(1)        0.48(1)     0.45(1)     0.35(1)     0.34(1)    0.38
   Net Realized and Unrealized
      Gain (Loss) ...............      0.10          (0.04)       0.05       (0.29)       0.14       0.04
                                    -------        -------     -------     -------     -------    -------
Total from Operations ...........      0.34           0.44        0.50        0.06        0.48       0.42
                                    -------        -------     -------     -------     -------    -------
Dividends and Distributions:
   Net Investment Income ........     (0.24)         (0.47)      (0.45)      (0.37)      (0.34)     (0.38)
   Net Realized Gain ............        --             --          --       (0.15)      (0.35)     (0.22)
                                    -------        -------     -------     -------     -------    -------
      Total Dividends and
         Distributions ..........     (0.24)         (0.47)      (0.45)      (0.52)      (0.69)     (0.60)
                                    -------        -------     -------     -------     -------    -------
Net Asset Value, End of Year ....   $ 10.08        $  9.98     $ 10.01     $  9.96     $ 10.42    $ 10.63
                                    =======        =======     =======     =======     =======    =======
TOTAL RETURN+ ...................      3.47%++        4.50%++     5.19%++     0.55%       4.77%      3.94%
                                    =======        =======     =======     =======     =======    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year
   (Thousands) ..................   $50,269        $48,420     $35,322     $30,120     $29,864    $31,776
Ratio of Expenses to
   Average Net Assets ...........      0.75%(2)(3)    0.75%(2)    0.85%(2)    1.13%(2)    0.98%      0.98%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers) ..........      0.92%(3)       1.00%       1.11%       1.13%       0.98%      0.98%
Ratio of Net Investment Income
   to Average Net Assets ........      4.79%(3)       4.81%       4.57%       3.42%       3.27%      3.36%
Portfolio Turnover Rate .........        64%            68%         86%         82%         89%        88%

+ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEES DURING THE PERIOD.

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.

(2) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 0.75% FOR THE SIX MONTHS ENDED APRIL 30, 2008, AND 0.75%, 0.85% AND 1.13% FOR THE FISCAL YEARS ENDED 2007, 2006 AND 2005, RESPECTIVELY.

(3)  ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                         SELECTED PER SHARE DATA & RATIOS
                                                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

                                     SIX MONTHS
                                    ENDED APRIL                    YEARS ENDED OCTOBER 31,
                                      30, 2008     ------------------------------------------------------
                                    (UNAUDITED)      2007        2006        2005        2004       2003
                                    -----------    -------     -------     -------     -------    -------
Net Asset Value,
   Beginning of Year ............   $ 21.16        $ 19.08     $ 14.83     $ 12.88     $ 11.66    $  9.29
                                    -------        -------     -------     -------     -------    -------
Income from Operations
   Net Investment Income ........      0.16(1)        0.28(1)     0.16(1)     0.11(1)     0.09(1)    0.08
   Net Realized and Unrealized
      Gain/(Loss) ...............     (1.79)          4.37        4.17        1.92        1.21       2.31
                                    -------        -------     -------     -------     -------    -------
Total from Operations ...........     (1.63)          4.65        4.33        2.03        1.30       2.39
                                    -------        -------     -------     -------     -------    -------
Redemption Fees .................        --             --+         --          --+         --+        --+
                                    -------        -------     -------     -------     -------    -------
Dividends and Distributions:
   Net Investment Income ........     (0.20)         (0.09)      (0.08)      (0.08)      (0.08)     (0.02)
   Net Realized Gain ............     (2.29)         (2.48)         --          --          --         --
                                    -------        -------     -------     -------     -------    -------
      Total Dividends and
         Distributions ..........     (2.49)         (2.57)      (0.08)      (0.08)      (0.08)     (0.02)
                                    -------        -------     -------     -------     -------    -------
Net Asset Value, End of Year ....   $ 17.04        $ 21.16     $ 19.08     $ 14.83     $ 12.88    $ 11.66
                                    =======        =======     =======     =======     =======    =======
TOTAL RETURN++...................     (8.04)%        26.86%      29.33%      15.82%      11.21%     25.78%
                                    =======        =======     =======     =======     =======    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year
   (Thousands) ..................   $86,724        $91,838     $70,503     $59,507     $58,430    $66,264
Ratio of Expenses to
   Average Net Assets ...........      1.51%(2)(3)    1.55%(2)    1.61%(2)    1.63%(2)    1.51%      1.51%
Ratio of Net Investment Income
   to Average Net Assets ........      1.84%(3)       1.47%       0.96%       0.76%       0.74%      0.87%
Portfolio Turnover Rate .........        14%            41%         74%         22%         20%        12%

+    AMOUNT WAS LESS THAN $0.01 PER SHARE.

++ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.

(2) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.51% FOR THE SIX MONTHS ENDED APRIL 30, 2008, AND 1.55%, 1.61% AND 1.63% FOR THE FISCAL YEARS ENDED 2007, 2006 AND 2005, RESPECTIVELY.

(3)  ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 36 portfolios. The financial statements herein are those of the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (the "Portfolios"). The TS&W Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The TS&W Fixed Income Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. The TS&W International Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. The Portfolios may change their investment objective without shareholder approval. The financial statements of the remaining portfolios in the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the Significant Accounting Policies followed by the Portfolios.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Portfolios.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Portfolios are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Portfolios seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Portfolios' Board of Trustees (the "Board"). The Portfolios' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities in the International Equity Portfolio that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Portfolio calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Portfolio calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Portfolio calculates net asset value. A Significant Event may relate to

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

a single issuer or to an entire market sector. If the Adviser of the International Equity Portfolio becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the International Equity Portfolio calculates net asset value, it may request that a Committee Meeting be called. In addition, the Portfolio's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the International Equity Portfolio calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the Adviser for the International Equity Portfolio that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee Meeting should be called based on the information provided.

The TS&W International Equity Portfolio uses FT Interactive ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities in the Portfolio based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by FT in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Portfolios value their non-U.S. securities that exceed the applicable "confidence interval" based upon the fair values provided by FT. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser to the Portfolios believes that the fair values provided by FT are not reliable, the Adviser contacts the Portfolio's administrator and requests that a meeting of the Committee be held.

If a local market in which the Portfolio owns securities is closed for one or more days, the Portfolio shall value all securities held in that corresponding currency based on the fair value prices provided by FT using the predetermined confidence interval discussed above.

As of April 30, 2008, the TS&W International Equity Portfolio had no securities valued in accordance with the Fair Value Procedures.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

REPURCHASE AGREEMENTS -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

FOREIGN CURRENCY TRANSLATION -- The books and records of the TS&W International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The TS&W International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the TS&W International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The International Equity Portfolio may enter into forward foreign currency exchange contracts to hedge the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

     rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the International Equity Portfolio as unrealized gain or loss. The International Equity Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. At April 30, 2008, there were no open forward foreign currency exchange contracts.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio are apportioned among the Portfolios of the Trust based on the number of Portfolios and/or relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The TS&W Equity Portfolio distributes substantially all of its net investment income, if any, quarterly. The TS&W Fixed Income Portfolio declares all of its net investment income, if any, daily and distributes it monthly. The TS&W International Equity Portfolio distributes substantially all of its net investment income annually. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

     REDEMPTION FEES -- The TS&W Equity Portfolio and TS&W International Equity Portfolio retain a redemption fee of 1.00% on redemptions of capital shares held for less than 60 days. For the six months ended April 30, 2008, there were no redemption fees retained for either the TS&W Equity Portfolio or the TS&W International Equity Portfolio.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, SHAREHOLDER SERVICING, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Portfolios and the Administrator, a wholly-owned subsidiary of SEI Investments Company, are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, plus $75,000 per additional portfolio, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Portfolios' average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Portfolios for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Portfolios that were serviced by the financial representative. Such fees are paid by the Portfolios to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolios' transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Thompson, Siegal & Walmsey, Inc. (the "Adviser").

DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement.

The Portfolios earned cash management credits which are used to offset transfer agent expenses. These amounts are labeled as "Fees Paid Indirectly" on the Statement of Operations.

Union Bank of California, N.A. acts as Custodian (the "Custodian") for the Portfolios. The Custodian plays no role in determining the investment policies of the Portfolios or which securities are to be purchased or sold by the Portfolios.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

5. INVESTMENT ADVISORY AGREEMENT:

Under the terms of an investment advisory agreement, the Adviser, an affiliate of Old Mutual (U.S.) Holdings Inc., provides investment advisory services to the Portfolios at a fee calculated at an annual rate of the average daily net assets for the month, as follows.

TS&W PORTFOLIOS                 RATE
-----------------------------   ----
Equity ......................   0.75%
Fixed Income ................   0.45%
International Equity ........   1.00%

For each Portfolio, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolios' total annual operating expenses from exceeding 1.50%, 0.75%, and 1.75% of the average daily net assets of TS&W Equity Portfolio, TS&W Fixed Income Portfolio, and TS&W International Equity Portfolio, respectively.

6. INVESTMENT TRANSACTIONS:

For the six months ended April 30, 2008, the purchases and sales and maturities of investment securities other than long-term U.S. Government and short-term securities were:

                                                SALES AND
TS&W PORTFOLIOS                   PURCHASES     MATURITIES
-----------------------------   ------------   -----------
Equity ......................   $ 13,336,265   $11,993,611
Fixed Income ................     15,784,288    11,628,481
International Equity ........     16,184,718    11,931,848

Purchases and sales and maturities of long-term U.S. Government securities were $16,345,821 and $18,011,824, respectively, for the TS&W Fixed Income Portfolio. There were no purchases or sales and maturities of long-term U.S. Government securities for the TS&W Equity Portfolio or the TS&W International Equity Portfolio.

7. FEDERAL TAX INFORMATION:

It is each Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision of Federal income taxes has been made in the financial statements.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

                                 ORDINARY     LONG-TERM
TS&W PORTFOLIOS                   INCOME    CAPITAL GAIN     TOTAL
------------------------------  ----------  ------------  ----------
Equity
   2007 ......................  $  796,562   $6,352,014   $7,148,576
   2006 ......................     363,468    1,873,653    2,237,121
Fixed Income
   2007 ......................  $1,879,735   $       --   $1,879,735
   2006 ......................   1,499,453           --    1,499,453
International Equity
   2007 ......................  $  353,018   $8,924,470   $9,277,488
   2006 ......................     339,851           --      339,851

As of October 31, 2007, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

                                                          TS&W PORTFOLIOS
                                              ----------------------------------------
                                                                         INTERNATIONAL
                                                 EQUITY    FIXED INCOME      EQUITY
                                              -----------  ------------  -------------
Undistributed Ordinary Income ..............  $ 1,041,228   $ 247,731     $ 3,745,196
Undistributed Long-Term Capital Gain .......    3,157,713          --       7,223,408
Capital Loss Carryforwards .................           --    (307,503)             --
Unrealized Appreciation (Depreciation) .....    9,672,105    (141,246)     25,961,859
Other Temporary Differences ................           --    (180,773)             (5)
                                              -----------   ---------     -----------
Total Distributable Earnings/
   (Accumulated Losses) ....................  $13,871,046   $(381,791)    $36,930,458
                                              ===========   =========     ===========

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

For Federal income tax purposes, capital carryforwards represent realized losses of the Portfolios that may be carried forward for a maximum of eight years and applied against future capital gains as follows:

                                       TOTAL CAPITAL
                            EXPIRES  LOSS CARRYFORWARD
TS&W PORTFOLIOS              2014         10/31/07
-------------------------  --------  -----------------
Fixed Income ............  $307,503      $307,503

During the year ended October 31, 2007, the TS&W Fixed Income Fund utilized $34,047 of Capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on total investments, held by the Portfolios at April 30, 2008, were as follows:

                                           AGGREGATE
                                            GROSS      AGGREGATE GROSS   NET UNREALIZED
                              FEDERAL     UNREALIZED      UNREALIZED     APPRECIATION
TS&W PORTFOLIOS              TAX COST    APPRECIATION    DEPRECIATION    (DEPRECIATION)
-------------------------  ------------  ------------  ---------------  ---------------
Equity                     $ 49,534,710  $ 6,955,490    $ (2,415,703)    $ 4,539,787
Fixed Income                 50,005,250      550,973        (709,268)       (158,295)
International Equity         71,297,312   17,936,121      (2,443,777)     15,492,344

8. CONCENTRATION OF RISK:

At April 30, 2008, the net assets of the TS&W International Equity Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

When the TS&W International Equity Portfolio invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the TS&W International Equity Portfolio to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

The TS&W International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or repatriated. The TS&W International Equity Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned.

9. OTHER:

At April 30, 2008, the percentage of total shares outstanding held by shareholders for each Portfolio, which comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:

                               NO. OF
TS&W PORTFOLIOS            SHAREHOLDERS   % OWNERSHIP
------------------------   ------------   -----------
Equity .................         1            35%
Fixed Income ...........         1            44%
International Equity ...         1            36%

In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10. ACCOUNTING PRONOUNCEMENT:

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 was required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on its analysis, management has determined that the adoption of FIN 48 did not have a material impact to the Funds' financial statements upon adoption. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

In September 2006, FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Portfolios do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Portfolio's costs in two ways:

ACTUAL PORTFOLIO RETURN. This section helps you to estimate the actual expenses after fee waivers that your Portfolio incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense incurred by a $1,000 investment in the Portfolio, and the "Ending Account Value" number is derived from deducting that expense from the Portfolio's gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Portfolio under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio's comparative cost by comparing the hypothetical result for your Portfolio in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Portfolio's actual return -- the account values shown may not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

                          BEGINNING     ENDING                 EXPENSES
                           ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                            VALUE       VALUE       EXPENSE     DURING
                           11/1/07     04/30/08     RATIOS      PERIOD*
                          ---------   ---------   ----------   --------
--------------------------------------------------------------------------------
TS&W EQUITY PORTFOLIO
--------------------------------------------------------------------------------
ACTUAL PORTFOLIO RETURN
Institutional Shares      $1,000.00   $  923.30      1.20%       $5.74
HYPOTHETICAL 5% RETURN
Institutional Shares       1,000.00    1,018.90      1.20         6.02
--------------------------------------------------------------------------------
TS&W FIXED INCOME
   PORTFOLIO
--------------------------------------------------------------------------------
ACTUAL PORTFOLIO RETURN
Institutional Shares      $1,000.00   $1,034.70      0.75%       $3.79
HYPOTHETICAL 5% RETURN
Institutional Shares       1,000.00    1,021.13      0.75         3.77
--------------------------------------------------------------------------------
TS&W INTERNATIONAL
   EQUITY PORTFOLIO
--------------------------------------------------------------------------------
ACTUAL PORTFOLIO RETURN
Institutional Shares      $1,000.00   $  919.60      1.51%       $7.21
HYPOTHETICAL 5% RETURN
Institutional Shares       1,000.00    1,017.35      1.51         7.57
--------------------------------------------------------------------------------

* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

BOARD CONSIDERATIONS IN RE-APPROVING
THE ADVISORY AGREEMENT (UNAUDITED)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust") must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of each Portfolio; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Portfolios may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year's meeting held on November 13-14, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed written materials from the Adviser regarding, among other things:
(i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Portfolios and the Adviser;
(iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Portfolios; (iv) the extent to which economies of scale would be realized as the Portfolios grow; and
(v) whether fee levels reflect these economies of scale for the benefit of Portfolios' investors, as discussed in further detail below.

At the meeting, a representative from the Adviser, along with other Portfolio service providers, presented additional oral and written information to help the Board evaluate the Adviser's fee and other aspects of the Advisory Agreement. Among other things, the representative provided an overview of the Adviser, including the Adviser's investment personnel and process, portfolio characteristics and top holdings. The representative also discussed the Adviser's execution costs and its use of outside consultants to help analyze execution quality. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISER. In considering the quality, nature and extent of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Portfolios, including the quality and continuity of the Adviser's portfolio management personnel. The most recent investment adviser registration form ("Form ADV") for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Portfolios.

The Trustees also considered other services to be provided to the Portfolios by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Portfolios' investment restrictions, and monitoring compliance with various Portfolio policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Portfolios by the Adviser.

INVESTMENT PERFORMANCE OF THE PORTFOLIOS AND THE ADVISER. The Board was provided with information regarding each Portfolio's performance since the Advisory Agreement was last renewed, as well as information regarding each Portfolio's performance since its inception. The Board also compared each Portfolio's performance to its benchmark index and other similar mutual funds over various periods of time. The Adviser provided information regarding and led a discussion of factors impacting the performance of the Portfolios over the past year. Based on this information, the Board concluded that each Portfolio's performance was reasonable as compared to its relevant benchmarks and was satisfied with the investment results that Adviser had been able to achieve for each Portfolio.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE. In concluding that the advisory fees payable by the Portfolios were reasonable, the Trustees reviewed a report of the advisory fees paid by the Portfolios to the Adviser, the fee waivers that the Adviser had made over the period, and the costs and other expenses incurred by the Adviser in providing advisory services. The Adviser's representative then discussed the profits realized by the Adviser from its relationship with the Portfolios. The Trustees considered the information provided and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Portfolios to those paid by other comparable mutual funds and concluded that the advisory fees were the result of arm's length negotiations and, with respect to the Fixed Income Portfolio, appeared reasonable in light of the services rendered and were comparable to those of similarly managed mutual funds. With respect to the Equity Portfolio and International Equity Portfolio, the Board noted that while the advi-

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

sory fees were higher than the majority of funds in each Portfolio's peer group, the fees were consistent with the range of fees paid by similarly managed mutual funds when considered in the context of the overall expense ratio of each Portfolio and appeared reasonable in light of the services rendered. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to the Portfolios.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Portfolios; and (c) agreed to renew the Agreement for another year.

                                     NOTES

                                 TS&W PORTFOLIOS
                                 P.O. Box 219009
                              Kansas City, MO 64121
                                 1-866-4TSW-FUN

                                    ADVISER:
                         Thompson, Siegel & Walmsley LLC
                          6806 Paragon Place, Suite 300
                               Richmond, VA 23230

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Portfolios described.

TSW-SA-001-0600

ITEM 2.    CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                           The Advisors' Inner Circle Fund


By (Signature and Title)*              /s/ Philip T. Masterson
                                       ------------------------------
                                       Philip T. Masterson, President

Date:  June 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*              /s/ Philip T. Masterson
                                       ------------------------------
                                       Philip T. Masterson, President

Date:  June 30, 2008


By (Signature and Title)*              /s/ Michael Lawson
                                       -------------------------
                                       Michael Lawson
                                       Controller & CFO


Date:  June 30, 2008

* Print the name and title of each signing officer under his or her signature.